Draft of October 18, 2006
UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 18, 2006
Vectren Corporation Vectren Utility Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-15467	Vectren Corporation (An Indiana Corporation) 20 N. W. Fourth Street, Evansville, Indiana 47708 (812) 491-4000	35-2086905

1-16739	Vectren Utility Holdings, Inc. (An Indiana Corporation) 20 N. W. Fourth Street, Evansville, Indiana 47708 (812) 491-4000	35-2104850
Former Name or Former Address, If Changed Since Last Report : N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))